UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 22, 2005
                 -----------------------------------------------
                             INFOSEARCH MEDIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

             333-97385                             90-0002618
      (Commission File Number)          (IRS Employer Identification No.)

              4086 Del Rey Avenue, Marina Del Rey, California 90292
     -----------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (310) 437-7380
               --------------------------------------------------
              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 22, 2005, the Registrant appointed Mike Rubin to serve as a member of the Board of Directors. Mr. Rubin, most recently Vice President of Business Development for Broadcom Corporation, brings to the Board nearly twenty years of business leadership experience in high-growth technology companies. Prior to Broadcom, Mr. Rubin held several key executive positions, including that of Chief Executive Officer of Bounce Networks, Executive Vice President of E-commerce and Marketing of AltaVista and General Manager of the Compaq Consumer PC Division. During his tenure at AltaVista, Mr. Rubin managed growth of more than 240%, pioneering the paid e-commerce search model with partners like E-bay, Buy.com and Amazon.com, establishing AltaVista as the leading e-commerce search provider at the time. Prior to his tenure at AltaVista, he managed the Compaq Consumer PC Division, creating the Compaq Presario PC brand of products whose revenue grew from $100 million to $3 billion over a six-year period.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit No.             Description
-----------             -----------

99.1                    Press Release dated June 22, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             INFOSEARCH MEDIA, INC.



Dated: June 24, 2005                         By: /s/ Frank Knuettel, II
                                                 -------------------------------
                                             Name: Frank Knuettel, II
                                             Title: Chief Financial Officer

Exhibit No.             Description
-----------             -----------

99.1                    Press Release dated June 22, 2005